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                                                                    EXHIBIT 23.3



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 29, 1999 included in Norrell Corporation's Form 11-K for the year ended December 31, 1998.



/s/ Arthur Andersen LLP
Atlanta, Georgia
August 9, 1999











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